Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2023

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Accounting Adoption	36
	- Glossary	37

New U.S. GAAP Accounting Standard Adopted in 2023

Effective January 1, 2023, the company adopted the Long-Duration Targeted Improvements (LDTI) U.S. GAAP guidance, which principally impacted the Life Insurance segment. Financial data for the prior reporting periods in this report are adjusted, as applicable, and are presented in accordance with the new guidance.

Refer to page 36 in this financial supplement for more details.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

		As Adjusted					As Adjusted
	Three months ended June 30			Constant $ 2022	Constant $ % Change	Six months ended June 30			Constant $ 2022	Constant $ % Change
	2023	2022	% Change			2023	2022	% Change

Gross premiums written	$14,880	$13,038	14.1%	$12,964	14.8%	$27,884	$24,532	13.7%	$24,297	14.8%

Net premiums written	$11,951	$10,293	16.1%	$10,232	16.8%	$22,661	$19,482	16.3%	$19,283	17.5%

P&C net premiums written	$10,681	$9,731	9.8%	$9,674	10.4%	$20,098	$18,344	9.6%	$18,160	10.7%

Global P&C net premiums written	$9,914	$8,993	10.2%	$8,936	10.9%	$19,038	$17,544	8.5%	$17,360	9.7%

Life Insurance net premiums written	$1,270	$562	126.1%	$558	127.6%	$2,563	$1,138	125.3%	$1,123	128.1%

Net premiums earned	$10,999	$9,549	15.2%	$9,497	15.8%	$21,141	$18,286	15.6%	$18,115	16.7%

P&C underwriting income	$1,425	$1,441	-1.1%	$1,420	0.3%	$2,638	$2,724	-3.1%	$2,689	-1.9%

P&C CAY underwriting income ex Cats	$1,625	$1,485	9.4%	$1,466	10.9%	$3,100	$2,861	8.4%	$2,826	9.7%

Adjusted net investment income	$1,241	$950	30.6%	$947	31.1%	$2,441	$1,851	31.9%	$1,843	32.5%

Core operating income	$2,044	$1,794	13.9%	$1,776	15.1%	$3,886	$3,441	12.9%	$3,405	14.1%

Net investment income	$1,145	$888	28.9%	$885	29.4%	$2,252	$1,710	31.7%	$1,702	32.4%

Net income	$1,793	$1,190	50.7%			$3,685	$3,143	17.2%

Operating cash flow	$2,515	$2,722				$4,766	$5,166

P&C combined ratio
Loss and loss expense ratio	59.3%	58.3%				59.1%	57.4%
Policy acquisition cost and administrative expense ratio	26.1%	25.7%				26.7%	26.8%

Combined ratio	85.4%	84.0%				85.8%	84.2%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	57.4%	57.8%				56.7%	57.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.9%	25.7%				26.7%	26.4%

CAY combined ratio ex Cats	83.3%	83.5%				83.4%	83.5%

ROE	13.6%	8.9%				14.3%	11.5%
Core operating return on tangible equity (ROTE)	21.0%	18.6%				20.2%	18.0%
Core operating return on equity (ROE)	13.8%	12.4%				13.2%	12.0%

Effective tax rate	17.9%	19.6%				17.4%	17.0%
Core operating effective tax rate	19.0%	17.5%				18.5%	17.2%

Diluted earnings per share

Net income	$4.32	$2.80	54.3%			$8.84	$7.35	20.3%

Core operating income	$4.92	$4.22	16.6%			$9.32	$8.05	15.8%

Weighted average basic common shares outstanding	412.5	421.6				413.4	423.7
Weighted average diluted common shares outstanding	415.6	425.4				416.8	427.7

			% Change	As Adjusted	% Change
	June 30 2023	March 31 2023	2Q-23 vs. 1Q-23	December 31 2022	2Q-23 vs. 4Q-22

Book value per common share	$128.75	$127.94	0.6%	$121.85	5.7%
Tangible book value per common share	$78.97	$78.84	0.2%	$72.51	8.9%

Book value per common share, excl. AOCI	$152.66	$149.42	2.2%	$146.42	4.3%
Tangible book value per common share, excl. AOCI	$101.03	$98.02	3.1%	$94.90	6.5%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

			As Adjusted				As Adjusted
Consolidated Statements of Operations	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$14,880	$13,004	$12,440	$15,006	$13,038	$27,884	$24,532	$51,978

Net premiums written	11,951	10,710	10,226	12,012	10,293	22,661	19,482	41,720

Net premiums earned	10,999	10,142	10,544	11,530	9,549	21,141	18,286	40,360

Adjusted losses and loss expenses (1)	5,678	5,149	5,741	7,082	5,197	10,827	9,760	22,583

Realized (gains) losses on crop derivatives	(5)	1	2	19	(9)	(4)	(10)	11

Losses and loss expenses	5,683	5,148	5,739	7,063	5,206	10,831	9,770	22,572

Adjusted policy benefits (2)	842	822	799	774	379	1,664	783	2,356

Gains (losses) from fair value changes in separate account liabilities	12	25	(74)	67	18	37	49	42

Policy benefits	830	797	873	707	361	1,627	734	2,314

Policy acquisition costs	2,016	1,948	1,924	1,970	1,726	3,964	3,445	7,339

Administrative expenses	969	930	916	883	818	1,899	1,596	3,395

Adjusted net investment income (3)	1,241	1,200	1,118	1,054	950	2,441	1,851	4,023

Other (income) expense from private equity partnerships	(93)	(91)	(60)	(69)	(48)	(184)	(111)	(240)

Amortization expense of fair value adjustment on acquired invested assets	(3)	(2)	(5)	(6)	(14)	(5)	(30)	(41)

Net investment income	1,145	1,107	1,053	979	888	2,252	1,710	3,742

Adjusted realized gains (losses) (4)	(309)	(76)	(147)	(437)	(512)	(385)	(490)	(1,074)

Realized gains (losses) on crop derivatives	5	(1)	(2)	(19)	9	4	10	(11)

Net realized gains (losses)	(304)	(77)	(149)	(456)	(503)	(381)	(480)	(1,085)

Market risk benefits gains (losses)	(7)	(115)	(5)	69	(33)	(122)	16	80

Adjusted interest expense (5)	170	165	159	156	139	335	276	591

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(6)	(5)	(10)	(10)	(21)

Interest expense	165	160	154	150	134	325	266	570

Gains (losses) from fair value changes in separate account assets	(12)	(25)	74	(67)	(18)	(37)	(49)	(42)

Net realized gains (losses) related to unconsolidated entities	(9)	238	(207)	(184)	(138)	229	129	(262)

Other income (expense) from private equity partnerships	93	91	60	69	48	184	111	240

Other income (expense) - operating	28	(8)	(25)	(20)	7	20	20	(25)

Other income (expense)	100	296	(98)	(202)	(101)	396	211	(89)

Amortization expense of purchased intangibles	70	72	74	69	71	142	142	285

Cigna integration expenses	15	22	22	23	3	37	3	48

Income tax expense	392	384	332	263	291	776	644	1,239

Net income	$1,793	$1,892	$1,311	$792	$1,190	$3,685	$3,143	$5,246

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

P&C underwriting income (Including Corporate and excluding Life Insurance)

Gross premiums written	$13,538	$11,645	$11,158	$13,663	$12,437	$25,183	$23,322	$48,143
Net premiums written	10,681	9,417	9,021	10,747	9,731	20,098	18,344	38,112
Net premiums earned	9,743	8,878	9,359	10,286	9,010	18,621	17,205	36,850
Adjusted losses and loss expenses	5,643	5,117	5,734	7,055	5,170	10,760	9,709	22,498
Adjusted policy benefits	137	110	76	108	81	247	174	358
Policy acquisition costs	1,739	1,675	1,676	1,704	1,588	3,414	3,174	6,554
Administrative expenses	799	763	752	709	730	1,562	1,424	2,885

P&C underwriting income	$1,425	$1,213	$1,121	$710	$1,441	$2,638	$2,724	$4,555

P&C CAY underwriting income ex Cats	$1,625	$1,475	$1,354	$1,646	$1,485	$3,100	$2,861	$5,861

% Change versus prior year period
Net premiums written	9.8%	9.3%	5.9%	8.5%	9.0%	9.6%	8.1%	7.7%
Net premiums earned	8.1%	8.3%	7.5%	9.3%	9.8%	8.2%	8.7%	8.5%

Net premiums written constant $	10.4%	11.0%	9.8%	11.2%	11.0%	10.7%	10.0%	10.3%
Net premiums earned constant $	8.7%	9.8%	11.3%	12.3%	12.0%	9.2%	10.6%	11.2%

P&C combined ratio
Loss and loss expense ratio	59.3%	58.9%	62.1%	69.6%	58.3%	59.1%	57.4%	62.0%
Policy acquisition cost ratio	17.9%	18.8%	17.9%	16.6%	17.6%	18.3%	18.5%	17.8%
Administrative expense ratio	8.2%	8.6%	8.0%	6.9%	8.1%	8.4%	8.3%	7.8%

Combined ratio	85.4%	86.3%	88.0%	93.1%	84.0%	85.8%	84.2%	87.6%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	57.4%	55.9%	59.9%	60.6%	57.8%	56.7%	57.1%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.9%	27.5%	25.7%	23.4%	25.7%	26.7%	26.4%	25.4%

CAY combined ratio ex Cats	83.3%	83.4%	85.6%	84.0%	83.5%	83.4%	83.5%	84.2%

Other ratios
Net premiums written/gross premiums written	79%	81%	81%	79%	78%	80%	79%	79%

Expense ratio	26.1%	27.4%	25.9%	23.5%	25.7%	26.7%	26.8%	25.6%
Expense ratio excluding A&H	24.3%	25.7%	24.2%	21.6%	24.1%	25.0%	25.1%	23.9%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$(6)	$55	$-	$-	$-	$49
Catastrophe losses - pre-tax	$400	$458	$394	$1,213	$291	$858	$624	$2,231
Favorable prior period development (PPD) - pre-tax	$(200)	$(196)	$(167)	$(222)	$(247)	$(396)	$(487)	$(876)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	4.1%	5.1%	4.2%	11.3%	3.2%	4.6%	3.6%	5.9%
Impact of PPD on P&C combined ratio - Favorable	-2.0%	-2.2%	-1.8%	-2.2%	-2.7%	-2.2%	-2.9%	-2.5%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	2.1%	2.9%	2.4%	9.1%	0.5%	2.4%	0.7%	3.4%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Global P&C underwriting income
Gross premiums written	$12,449	$11,240	$10,662	$11,121	$11,379	$23,689	$21,948	$43,731
Net premiums written	9,914	9,124	8,637	9,024	8,993	19,038	17,544	35,205
Net premiums earned	9,108	8,719	8,738	8,613	8,437	17,827	16,661	34,012
Adjusted losses and loss expenses	5,136	4,977	5,007	5,611	4,692	10,113	9,323	19,941
Adjusted policy benefits	137	110	76	108	81	247	174	358
Policy acquisition costs	1,702	1,660	1,661	1,636	1,557	3,362	3,131	6,428
Administrative expenses	796	760	766	706	728	1,556	1,423	2,895

Global P&C underwriting income	$1,337	$1,212	$1,228	$552	$1,379	$2,549	$2,610	$4,390

Global P&C CAY underwriting income ex Cats	$1,545	$1,450	$1,493	$1,448	$1,402	$2,995	$2,752	$5,693

% Change versus prior year period
Net premiums written	10.2%	6.7%	4.8%	6.3%	6.8%	8.5%	7.8%	6.7%
Net premiums earned	7.9%	6.0%	6.2%	6.7%	8.2%	7.0%	8.8%	7.6%

Net premiums written constant $	10.9%	8.3%	8.8%	9.4%	8.9%	9.7%	9.8%	9.5%
Net premiums earned constant $	8.6%	7.5%	10.2%	10.2%	10.5%	8.0%	10.8%	10.5%

Combined ratio

Loss and loss expense ratio	57.9%	58.3%	58.2%	66.4%	56.6%	58.1%	57.0%	59.7%
Policy acquisition cost ratio	18.7%	19.1%	19.0%	19.0%	18.5%	18.9%	18.8%	18.9%
Administrative expense ratio	8.7%	8.7%	8.7%	8.2%	8.6%	8.7%	8.5%	8.5%

Combined ratio	85.3%	86.1%	85.9%	93.6%	83.7%	85.7%	84.3%	87.1%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	55.8%	55.6%	55.4%	56.1%	56.3%	55.7%	56.2%	56.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.3%	27.8%	27.5%	27.1%	27.1%	27.5%	27.3%	27.3%

CAY combined ratio ex Cats	83.1%	83.4%	82.9%	83.2%	83.4%	83.2%	83.5%	83.3%

Other ratios
Net premiums written/gross premiums written	80%	81%	81%	81%	79%	80%	80%	81%

Expense ratio	27.4%	27.8%	27.7%	27.2%	27.1%	27.6%	27.3%	27.4%
Expense ratio excluding A&H	25.7%	26.0%	26.0%	25.3%	25.4%	25.8%	25.7%	25.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$-	$-	$(6)	$55	$-	$-	$-	$49
Catastrophe losses - pre-tax	$405	$434	$382	$1,182	$270	$839	$603	$2,167
Favorable prior period development (PPD) - pre-tax	$(197)	$(196)	$(123)	$(231)	$(247)	$(393)	$(461)	$(815)

Impact of catastrophe losses on combined ratio - Unfavorable	4.4%	5.0%	4.4%	13.1%	3.2%	4.7%	3.6%	6.2%
Impact of PPD on combined ratio - Favorable	-2.2%	-2.3%	-1.4%	-2.7%	-2.9%	-2.2%	-2.8%	-2.4%
Impact of Cats and PPD on combined ratio - Unfavorable	2.2%	2.7%	3.0%	10.4%	0.3%	2.5%	0.8%	3.8%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

			As Adjusted
	June 30 2023	March 31 2023	December 31 2022
Assets

Fixed maturities available for sale, at fair value (1)	$96,789	$88,364	$85,220
Fixed maturities held to maturity, at amortized cost (1)	-	8,425	8,848
Equity securities, at fair value	1,043	942	827
Short-term investments, at fair value	4,097	3,693	4,960
Other investments	14,707	14,192	13,696

Total investments	116,636	115,616	113,551

Cash	2,285	2,288	2,012
Securities lending collateral	1,525	1,582	1,523
Insurance and reinsurance balances receivable	14,128	12,340	11,933
Reinsurance recoverable on losses and loss expenses	18,398	18,141	18,859
Deferred policy acquisition costs	6,666	6,296	6,031
Value of business acquired (VOBA)	3,575	3,603	3,702
Prepaid reinsurance premiums	3,599	3,166	3,136
Goodwill and other intangible assets	21,642	21,539	21,669
Investments in partially-owned insurance companies	3,542	3,728	2,507
Separate account assets	5,574	5,300	5,190
Other assets	7,878	7,816	8,904

Total assets	$205,448	$201,415	$199,017

Liabilities
Unpaid losses and loss expenses	$76,480	$75,417	$75,747
Unearned premiums	21,860	20,261	19,713

Future policy benefits	11,064	10,782	10,476

Market risk benefits	722	830	800

Policyholder account balances	3,215	3,178	3,140

Separate account liabilities	5,574	5,300	5,190
Insurance and reinsurance balances payable	8,429	7,778	7,780
Securities lending payable	1,525	1,582	1,523
Accounts payable, accrued expenses, and other liabilities	8,382	8,076	8,567
Deferred tax liabilities	533	541	377
Short-term and long-term debt	14,481	14,375	14,877
Trust preferred securities	308	308	308

Total liabilities	152,573	148,428	148,498

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	62,697	61,882	60,704
Accumulated other comprehensive income (loss) (AOCI)	(9,822)	(8,895)	(10,185)

Total shareholders’ equity	52,875	52,987	50,519

Total liabilities and shareholders’ equity	$205,448	$201,415	$199,017

Book value per common share	$128.75	$127.94	$121.85
% change over prior quarter	0.6%	5.0%	6.1%
Tangible book value per common share	$78.97	$78.84	$72.51
% change over prior quarter	0.2%	8.7%	8.9%

Book value per common share, excl. AOCI	$152.66	$149.42	$146.42
% change over prior quarter	2.2%	2.0%	1.6%
Tangible book value per common share, excl. AOCI	$101.03	$98.02	$94.90
% change over prior quarter	3.1%	3.3%	2.4%

(1) The held-to-maturity portfolio was reclassified as available-for-sale effective June 30, 2023 to increase flexibility to execute on the company’s investment strategy.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

		As Adjusted				As Adjusted
	2Q-23	2Q-22	% Change	Constant $ % Change	YTD 2023	YTD 2022	% Change	Constant $ % Change
Net premiums written

Commercial multiple peril (1)	$391	$341	14.3%	14.3%	$731	$631	15.8%	15.8%
Commercial casualty	2,024	1,773	14.1%	15.2%	3,927	3,610	8.8%	10.2%
Workers’ compensation	537	546	-1.6%	-1.6%	1,155	1,149	0.5%	0.5%
Financial lines	1,244	1,275	-2.3%	-1.5%	2,400	2,457	-2.3%	-1.0%
Surety	174	172	1.3%	1.1%	334	325	2.8%	2.6%
Property and other short-tail lines	2,346	1,970	19.1%	20.4%	4,371	3,747	16.7%	18.5%

Total Commercial P&C lines	6,716	6,077	10.5%	11.4%	12,918	11,919	8.4%	9.6%

Agriculture	767	738	4.0%	4.0%	1,060	800	32.5%	32.5%

Personal automobile	460	423	8.8%	4.9%	887	835	6.2%	2.9%
Personal homeowners	1,174	1,057	11.1%	11.7%	2,076	1,887	10.0%	10.7%
Personal other	485	460	5.2%	6.6%	992	955	3.8%	6.6%

Total Personal lines	2,119	1,940	9.2%	9.0%	3,955	3,677	7.6%	7.8%

Global A&H - P&C	786	714	10.1%	12.1%	1,595	1,433	11.3%	14.2%

Reinsurance lines	293	262	11.6%	12.4%	570	515	10.6%	11.4%

Total P&C	$10,681	$9,731	9.8%	10.4%	$20,098	$18,344	9.6%	10.7%

Life Insurance	1,270	562	126.1%	127.6%	2,563	1,138	125.3%	128.1%

Total Consolidated	$11,951	$10,293	16.1%	16.8%	$22,661	$19,482	16.3%	17.5%

(1) Commercial multiple peril represents retail package business (property and general liability).

Product Line	Page 6

Chubb Limited

Consolidated Results - Three months ended June 30, 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q2 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$5,155	$1,581	$767	$2,885	$293	$-	$10,681	$1,270	$11,951
Net premiums earned	4,606	1,357	635	2,908	237	-	9,743	1,256	10,999

Adjusted losses and loss expenses	2,871	846	507	1,267	91	61	5,643	35	5,678
Adjusted policy benefits	-	-	-	137	-	-	137	705	842
Policy acquisition costs	614	277	37	746	65	-	1,739	277	2,016
Administrative expenses	316	84	3	292	9	95	799	170	969

Underwriting income (loss)	805	150	88	466	72	(156)	1,425	69	1,494

Adjusted net investment income	726	86	14	200	48	6	1,080	161	1,241
Other income (expense) - operating	(5)	1	1	10	-	(5)	2	26	28
Amortization expense of purchased intangibles	-	(3)	(7)	(15)	-	(43)	(68)	(2)	(70)

Segment income (loss)	$1,526	$234	$96	$661	$120	$(198)	$2,439	$254	$2,693

Adjusted interest expense						(170)			(170)
Income tax expense						(479)			(479)

Core operating income (loss)						(847)			2,044
Cigna integration expenses, net of $6 million tax benefit						(9)			(9)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $6 million tax expense						(4)			(4)
Adjusted net realized gains (losses), net of $87 million tax benefit (1)						(231)			(231)
Market risk benefits gains (losses) (2)						(7)			(7)

Net income (loss)						$(1,098)			$1,793

Combined ratio	82.5%	88.9%	86.2%	84.0%	69.6%		85.4%
CAY combined ratio ex Cats	80.7%	80.5%	87.4%	85.2%	76.8%		83.3%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

(2) Includes $75 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

Consol Results - QTD 2023	Page 7

Chubb Limited

Consolidated Results - Six months ended June 30, 2023

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2023	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$9,443	$2,877	$1,060	$6,148	$570	$-	$20,098	$2,563	$22,661
Net premiums earned	8,975	2,677	794	5,694	481	-	18,621	2,520	21,141

Adjusted losses and loss expenses	5,600	1,734	647	2,504	203	72	10,760	67	10,827
Adjusted policy benefits	-	-	-	247	-	-	247	1,417	1,664
Policy acquisition costs	1,227	549	52	1,459	127	-	3,414	550	3,964
Administrative expenses	611	163	6	572	18	192	1,562	337	1,899

Underwriting income (loss)	1,537	231	89	912	133	(264)	2,638	149	2,787

Adjusted net investment income	1,424	168	31	388	97	19	2,127	314	2,441

Other income (expense) - operating	(12)	-	-	19	1	(29)	(21)	41	20
Amortization expense of purchased intangibles	-	(5)	(13)	(33)	-	(85)	(136)	(6)	(142)

Segment income (loss)	$2,949	$394	$107	$1,286	$231	$(359)	$4,608	$498	$5,106

Adjusted interest expense						(335)			(335)
Income tax expense						(885)			(885)

Core operating income (loss)						(1,579)			3,886
Cigna integration expenses, net of $9 million tax benefit						(28)			(28)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $7 million tax expense						(2)			(2)
Adjusted net realized gains (losses), net of $107 million tax benefit (1)						(49)			(49)
Market risk benefits gains (losses) (2)						(122)			(122)

Net income (loss)						$(1,780)			$3,685

Combined ratio	82.9%	91.4%	88.8%	84.0%	72.4%		85.8%
CAY combined ratio ex Cats	80.9%	80.5%	86.7%	85.1%	77.6%		83.4%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

(2) Includes $132 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

Consol Results - YTD 2023	Page 8

Chubb Limited

Consolidated Results - Three months ended June 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
Q2 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$4,665	$1,426	$738	$2,640	$262	$-	$9,731	$562	$10,293
Net premiums earned	4,248	1,271	573	2,696	222	-	9,010	539	9,549
Adjusted losses and loss expenses	2,446	773	478	1,143	139	191	5,170	27	5,197
Adjusted policy benefits	-	-	-	81	-	-	81	298	379
Policy acquisition costs	545	258	31	697	57	-	1,588	138	1,726
Administrative expenses	277	73	2	278	10	90	730	88	818

Underwriting income (loss)	980	167	62	497	16	(281)	1,441	(12)	1,429

Adjusted net investment income	522	64	7	162	76	10	841	109	950

Other income (expense) - operating	-	(1)	-	(3)	(1)	-	(5)	12	7
Amortization expense of purchased intangibles	-	(3)	(6)	(14)	-	(45)	(68)	(3)	(71)

Segment income (loss)	$1,502	$227	$63	$642	$91	$(316)	$2,209	$106	$2,315

Adjusted interest expense						(139)			(139)
Income tax expense						(382)			(382)

Core operating income (loss)						(837)			1,794
Cigna integration expenses, net of $1 million tax benefit						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $4 million tax benefit						(5)			(5)
Adjusted net realized gains (losses), net of $86 million tax benefit (1)						(564)			(564)
Market risk benefits gains (losses) (2)						(33)			(33)

Net income (loss)						$(1,441)			$1,190

Combined ratio	76.9%	86.9%	89.1%	81.6%	92.8%		84.0%
CAY combined ratio ex Cats	80.8%	79.7%	85.4%	86.2%	80.4%		83.5%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

(2) Includes $144 million of gains on applicable hedges. These gains are both pre-tax and after-tax.

Consol Results - QTD 2022	Page 9

Chubb Limited

Consolidated Results - Six months ended June 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

						As Adjusted		As Adjusted
YTD 2022	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated

Net premiums written	$8,704	$2,606	$800	$5,719	$515	$-	$18,344	$1,138	$19,482
Net premiums earned	8,362	2,518	544	5,324	457	-	17,205	1,081	18,286
Adjusted losses and loss expenses	4,943	1,486	386	2,439	254	201	9,709	51	9,760
Adjusted policy benefits	-	-	-	174	-	-	174	609	783
Policy acquisition costs	1,118	518	43	1,376	119	-	3,174	271	3,445
Administrative expenses	542	142	1	547	19	173	1,424	172	1,596

Underwriting income (loss)	1,759	372	114	788	65	(374)	2,724	(22)	2,702

Adjusted net investment income	1,011	123	14	309	161	21	1,639	212	1,851

Other income (expense) - operating	(6)	(2)	-	(5)	(1)	(8)	(22)	42	20
Amortization expense of purchased intangibles	-	(5)	(13)	(28)	-	(91)	(137)	(5)	(142)

Segment income (loss)	$2,764	$488	$115	$1,064	$225	$(452)	$4,204	$227	$4,431

Adjusted interest expense						(276)			(276)
Income tax expense						(714)			(714)

Core operating income (loss)						(1,442)			3,441
Cigna integration expenses, net of $1 million tax benefit						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $6 million tax benefit						(14)			(14)
Adjusted net realized gains (losses), net of $63 million tax benefit (1)						(298)			(298)
Market risk benefits gains (losses) (2)						16			16

Net income (loss)						$(1,740)			$3,143

Combined ratio	79.0%	85.2%	79.0%	85.2%	85.7%		84.2%
CAY combined ratio ex Cats	81.2%	79.7%	84.3%	85.8%	80.1%		83.5%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

(2) Year to date includes $186 million of gains on applicable hedges. These gains are both pre-tax and after-tax.

Consol Results - YTD 2022	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$6,611	$5,316	$5,718	$5,937	$6,078	$11,927	$11,210	$22,865
Net premiums written	5,155	4,288	4,463	4,722	4,665	9,443	8,704	17,889
Net premiums earned	4,606	4,369	4,462	4,283	4,248	8,975	8,362	17,107
Losses and loss expenses	2,871	2,729	2,849	3,036	2,446	5,600	4,943	10,828
Policy acquisition costs	614	613	612	583	545	1,227	1,118	2,313
Administrative expenses	316	295	299	272	277	611	542	1,113

Underwriting income	805	732	702	392	980	1,537	1,759	2,853
Adjusted net investment income	726	698	647	589	522	1,424	1,011	2,247
Other income (expense) - operating	(5)	(7)	(5)	(6)	-	(12)	(6)	(17)

Segment income	$1,526	$1,423	$1,344	$975	$1,502	$2,949	$2,764	$5,083

CAY underwriting income ex Cats	$890	$822	$859	$824	$817	$1,712	$1,569	$3,252

Combined ratio
Loss and loss expense ratio	62.3%	62.5%	63.8%	70.9%	57.6%	62.4%	59.1%	63.3%
Policy acquisition cost ratio	13.3%	14.0%	13.8%	13.6%	12.8%	13.7%	13.4%	13.5%
Administrative expense ratio	6.9%	6.7%	6.7%	6.4%	6.5%	6.8%	6.5%	6.5%

Combined ratio	82.5%	83.2%	84.3%	90.9%	76.9%	82.9%	79.0%	83.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	60.7%	60.5%	60.8%	61.5%	61.4%	60.6%	61.5%	61.3%
CAY policy acquisition cost and administrative expense ratio ex Cats (1)	20.0%	20.7%	20.0%	19.6%	19.4%	20.3%	19.7%	19.8%

CAY combined ratio ex Cats	80.7%	81.2%	80.8%	81.1%	80.8%	80.9%	81.2%	81.1%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$(1)	$-	$-	$-	$-	$(1)
Catastrophe losses - pre-tax	$231	$162	$157	$598	$124	$393	$205	$960
Favorable prior period development (PPD) - pre-tax	$(146)	$(72)	$(1)	$(166)	$(287)	$(218)	$(395)	$(562)

% Change versus prior year period
Net premiums written	10.5%	6.2%	8.9%	8.1%	8.9%	8.5%	9.5%	9.0%
Net premiums earned	8.4%	6.2%	10.7%	8.3%	11.7%	7.3%	11.8%	10.6%

Other ratios
Net premiums written/gross premiums written	78%	81%	78%	80%	77%	79%	78%	78%

Production by Size - Net premiums written (2)
Major Accounts & Specialty	$3,307	$2,483	$2,682	$2,869	$2,895	$5,790	$5,231	$10,782
Commercial	1,848	1,805	1,781	1,853	1,770	3,653	3,473	7,107

Total	$5,155	$4,288	$4,463	$4,722	$4,665	$9,443	$8,704	$17,889

(1) Q2 and YTD 2023 includes the adverse impact of 0.4 for both periods, reflecting higher year-over-year pension expenses from unfavorable market conditions.

(2) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$1,811	$1,483	$1,515	$1,575	$1,626	$3,294	$2,976	$6,066
Net premiums written	1,581	1,296	1,315	1,392	1,426	2,877	2,606	5,313
Net premiums earned	1,357	1,320	1,328	1,334	1,271	2,677	2,518	5,180
Losses and loss expenses	846	888	843	857	773	1,734	1,486	3,186
Policy acquisition costs	277	272	265	274	258	549	518	1,057
Administrative expenses	84	79	78	71	73	163	142	291

Underwriting income	150	81	142	132	167	231	372	646
Net investment income	86	82	84	76	64	168	123	283
Other income (expense) - operating	1	(1)	(1)	(1)	(1)	-	(2)	(4)
Amortization expense of purchased intangibles	(3)	(2)	(3)	(2)	(3)	(5)	(5)	(10)

Segment income	$234	$160	$222	$205	$227	$394	$488	$915

CAY underwriting income ex Cats	$264	$257	$305	$273	$259	$521	$513	$1,091

Combined ratio
Loss and loss expense ratio	62.4%	67.3%	63.5%	64.2%	60.8%	64.8%	59.0%	61.5%
Policy acquisition cost ratio	20.4%	20.6%	19.9%	20.6%	20.3%	20.5%	20.5%	20.4%
Administrative expense ratio	6.1%	6.0%	5.9%	5.3%	5.8%	6.1%	5.7%	5.6%

Combined ratio	88.9%	93.9%	89.3%	90.1%	86.9%	91.4%	85.2%	87.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	54.0%	53.9%	51.3%	53.6%	53.6%	53.9%	53.4%	52.9%
CAY policy acquisition cost and administrative expense ratio ex Cats (1)	26.5%	26.7%	25.8%	25.9%	26.1%	26.6%	26.3%	26.0%

CAY combined ratio ex Cats	80.5%	80.6%	77.1%	79.5%	79.7%	80.5%	79.7%	78.9%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$(2)	$-	$-	$-	$-	$(2)
Catastrophe losses - pre-tax	$147	$159	$160	$274	$95	$306	$195	$629
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(33)	$17	$1	$(133)	$(3)	$(16)	$(54)	$(186)

% Change versus prior year period
Net premiums written	10.8%	9.9%	5.9%	7.1%	4.7%	10.4%	5.9%	6.2%
Net premiums earned	6.7%	5.9%	5.1%	7.2%	3.9%	6.3%	4.6%	5.4%

Other ratios
Net premiums written/gross premiums written	87%	87%	87%	88%	88%	87%	88%	88%

(1) Q2 and YTD 2023 includes the adverse impact of 0.5 for both periods reflecting higher year-over-year pension expenses from unfavorable market conditions.

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$1,089	$405	$496	$2,542	$1,058	$1,494	$1,374	$4,412
Net premiums written	767	293	384	1,723	738	1,060	800	2,907
Net premiums earned	635	159	621	1,673	573	794	544	2,838
Adjusted losses and loss expenses	507	140	727	1,444	478	647	386	2,557
Policy acquisition costs	37	15	15	68	31	52	43	126
Administrative expenses	3	3	(14)	3	2	6	1	(10)

Underwriting income (loss)	88	1	(107)	158	62	89	114	165
Net investment income	14	17	13	9	7	31	14	36
Other income (expense) - operating	1	(1)	-	(1)	-	-	-	(1)
Amortization expense of purchased intangibles	(7)	(6)	(6)	(7)	(6)	(13)	(13)	(26)

Segment income (loss)	$96	$11	$(100)	$159	$63	$107	$115	$174

CAY underwriting income (loss) ex Cats	$80	$25	$(139)	$198	$83	$105	$109	$168

Combined ratio
Loss and loss expense ratio	79.7%	88.5%	117.1%	86.3%	83.3%	81.5%	70.9%	90.1%
Policy acquisition cost ratio	5.9%	9.3%	2.4%	4.1%	5.4%	6.6%	8.0%	4.4%
Administrative expense ratio	0.6%	1.4%	-2.3%	0.2%	0.4%	0.7%	0.1%	-0.3%

Combined ratio	86.2%	99.2%	117.2%	90.6%	89.1%	88.8%	79.0%	94.2%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	80.9%	73.1%	122.0%	84.0%	79.6%	79.4%	77.9%	90.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	6.5%	10.8%	0.1%	4.2%	5.8%	7.3%	6.4%	3.9%

CAY combined ratio ex Cats	87.4%	83.9%	122.1%	88.2%	85.4%	86.7%	84.3%	94.4%

Unfavorable (favorable) Catastrophe losses - pre-tax	$(5)	$24	$12	$31	$21	$19	$21	$64
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(3)	$-	$(44)	$9	$-	$(3)	$(26)	$(61)

% Change versus prior year period
Net premiums written	4.0%	NM	37.9%	21.8%	44.0%	32.5%	15.1%	21.7%
Net premiums earned	11.0%	NM	29.5%	25.0%	39.6%	46.0%	4.6%	21.4%

Other ratios
Net premiums written/gross premiums written	70%	72%	77%	68%	70%	71%	58%	66%

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$3,677	$4,131	$3,249	$3,313	$3,345	$7,808	$7,143	$13,705
Net premiums written	2,885	3,263	2,696	2,645	2,640	6,148	5,719	11,060
Net premiums earned	2,908	2,786	2,738	2,741	2,696	5,694	5,324	10,803
Losses and loss expenses	1,267	1,237	1,122	1,333	1,143	2,504	2,439	4,894
Adjusted policy benefits	137	110	76	108	81	247	174	358
Policy acquisition costs	746	713	722	720	697	1,459	1,376	2,818
Administrative expenses	292	280	259	264	278	572	547	1,070

Underwriting income	466	446	559	316	497	912	788	1,663
Adjusted net investment income	200	188	166	151	162	388	309	626
Other income (expense) - operating	10	9	1	2	(3)	19	(5)	(2)
Amortization expense of purchased intangibles	(15)	(18)	(17)	(12)	(14)	(33)	(28)	(57)

Segment income	$661	$625	$709	$457	$642	$1,286	$1,064	$2,230

CAY underwriting income ex Cats	$431	$416	$416	$409	$373	$847	$755	$1,580

Combined ratio
Loss and loss expense ratio	48.3%	48.4%	43.7%	52.6%	45.4%	48.3%	49.1%	48.6%
Policy acquisition cost ratio	25.7%	25.6%	26.4%	26.3%	25.9%	25.6%	25.8%	26.1%
Administrative expense ratio	10.0%	10.0%	9.5%	9.6%	10.3%	10.1%	10.3%	9.9%

Combined ratio	84.0%	84.0%	79.6%	88.5%	81.6%	84.0%	85.2%	84.6%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	49.5%	49.4%	49.0%	49.2%	50.0%	49.5%	49.7%	49.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.7%	35.7%	35.8%	35.9%	36.2%	35.6%	36.1%	36.0%

CAY combined ratio ex Cats	85.2%	85.1%	84.8%	85.1%	86.2%	85.1%	85.8%	85.4%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$(3)	$-	$-	$-	$-	$(3)
Catastrophe losses - pre-tax	$26	$113	$64	$98	$49	$139	$200	$362
Favorable prior period development (PPD) - pre-tax	$(61)	$(143)	$(210)	$(5)	$(173)	$(204)	$(233)	$(448)

% Change versus prior year period
Net premiums written	9.3%	6.0%	-1.3%	1.9%	5.7%	7.5%	6.2%	3.2%
Net premiums written - Commercial	9.2%	6.2%	-0.9%	2.5%	7.0%	7.6%	7.9%	4.3%
Net premiums written - Consumer	9.3%	5.6%	-2.0%	1.1%	3.9%	7.4%	3.4%	1.5%
Net premiums earned	7.9%	6.0%	0.6%	2.9%	4.6%	7.0%	5.3%	3.5%

Net premiums written constant $	10.9%	10.0%	9.7%	11.7%	12.4%	10.4%	12.1%	11.4%
Net premiums written - Commercial	11.9%	10.8%	9.4%	11.0%	13.0%	11.3%	13.3%	11.8%
Net premiums written - Consumer	9.5%	8.6%	10.3%	12.7%	11.6%	9.0%	10.2%	10.8%
Net premiums earned constant $	9.2%	9.9%	12.0%	13.1%	11.1%	9.5%	11.1%	11.8%

Other ratios: Net premiums written/gross premiums written	78%	79%	83%	80%	79%	79%	80%	81%

Production by Region - Net premiums written	2Q-23	2Q-22	% Change	Constant $ % Change	YTD 2023	YTD 2022	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,307	$1,203	8.7%	10.5%	$3,028	$2,857	6.0%	10.3%
Latin America	613	549	11.7%	7.3%	1,274	1,154	10.4%	6.2%
Asia Pacific	772	690	12.0%	17.4%	1,505	1,333	13.0%	18.0%
Japan	142	143	-1.2%	5.9%	247	258	-4.3%	6.4%
Other (1)	51	55	-9.1%	-7.1%	94	117	-20.1%	-17.8%

Total	$2,885	$2,640	9.3%	10.9%	$6,148	$5,719	7.5%	10.4%

(1) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations including mainland China.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance
	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$350	$310	$180	$296	$330	$660	$619	$1,095
Net premiums written	293	277	163	265	262	570	515	943
Net premiums earned	237	244	210	255	222	481	457	922
Losses and loss expenses	91	112	105	311	139	203	254	670
Policy acquisition costs	65	62	62	59	57	127	119	240
Administrative expenses	9	9	9	8	10	18	19	36

Underwriting income (loss)	72	61	34	(123)	16	133	65	(24)
Adjusted net investment income	48	49	49	71	76	97	161	281
Other income (expense) - operating	-	1	-	-	(1)	1	(1)	(1)

Segment income (loss)	$120	$111	$83	$(52)	$91	$231	$225	$256

CAY underwriting income ex Cats	$56	$53	$35	$34	$43	$109	$90	$159

Combined ratio
Loss and loss expense ratio	38.7%	45.7%	49.6%	122.1%	62.6%	42.3%	55.5%	72.6%
Policy acquisition cost ratio	27.0%	25.6%	29.8%	22.9%	25.6%	26.3%	26.1%	26.1%
Administrative expense ratio	3.9%	3.8%	4.2%	3.4%	4.6%	3.8%	4.1%	3.9%

Combined ratio	69.6%	75.1%	83.6%	148.4%	92.8%	72.4%	85.7%	102.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	46.7%	49.0%	49.5%	49.6%	49.7%	47.8%	49.8%	49.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	30.1%	29.4%	33.6%	33.4%	30.7%	29.8%	30.3%	31.8%

CAY combined ratio ex Cats	76.8%	78.4%	83.1%	83.0%	80.4%	77.6%	80.1%	81.5%

Catastrophe reinstatement premiums collected - pre-tax	$-	$-	$-	$55	$-	$-	$-	$55
Catastrophe losses - pre-tax	$1	$-	$1	$212	$2	$1	$3	$216
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(17)	$(8)	$-	$-	$25	$(25)	$22	$22

% Change versus prior year period
Net premiums written as reported	11.6%	9.4%	-4.6%	19.5%	-4.0%	10.6%	7.2%	8.0%
Net premiums earned as reported	6.7%	3.9%	-2.1%	20.9%	15.2%	5.3%	22.7%	15.6%

Net premiums written constant $	12.4%	10.4%	-2.0%	21.8%	-3.2%	11.4%	7.9%	9.5%
Net premiums earned constant $	7.0%	5.0%	0.5%	23.9%	17.2%	6.0%	24.4%	17.9%

Other ratios
Net premiums written/gross premiums written	84%	89%	91%	89%	80%	86%	83%	86%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

			As Adjusted				As Adjusted
Life Insurance						YTD	YTD	Full Year
	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	2023	2022	2022

Gross premiums written	$1,342	$1,359	$1,282	$1,343	$601	$2,701	$1,210	$3,835

Net premiums written	1,270	1,293	1,205	1,265	562	2,563	1,138	3,608

Net premiums earned	1,256	1,264	1,185	1,244	539	2,520	1,081	3,510

Losses and loss expenses	35	32	7	27	27	67	51	85

Adjusted policy benefits	705	712	723	666	298	1,417	609	1,998

Policy acquisition costs	277	273	248	266	138	550	271	785

Administrative expenses	170	167	164	174	88	337	172	510

Adjusted net investment income	161	153	150	147	109	314	212	509

Other income (expense) - operating	26	15	(8)	(4)	12	41	42	30

Amortization expense of purchased intangibles	(2)	(4)	(3)	(2)	(3)	(6)	(5)	(10)

Segment income	$254	$244	$182	$252	$106	$498	$227	$661

% Change versus prior year period

Net premiums written	126.1%	124.4%	93.9%	111.0%	-7.1%	125.3%	-6.4%	48.1%

Net premiums earned	132.9%	133.1%	98.0%	115.6%	-7.2%	133.0%	-7.0%	50.1%

Net premiums written constant $	127.6%	128.7%	102.9%	119.8%	-4.7%	128.1%	-4.1%	53.1%

Net premiums earned constant $	134.5%	137.2%	106.7%	124.4%	-4.8%	135.8%	-4.7%	55.2%

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

						As Adjusted
		As Adjusted		Constant $	YTD	YTD		Constant $
	2Q-23	2Q-22	% Change	% Change	2023	2022	% Change	% Change

International life insurance net premiums written	$1,029	$308	234.5%	235.2%	$2,074	$617	236.1%	240.8%

International life insurance deposits (1) (2)	400	427	-6.6%	-2.0%	709	984	-27.9%	-22.8%

Total international life insurance net premiums written and deposits	$1,429	$735	94.3%	99.9%	$2,783	$1,601	73.8%	82.2%

International life insurance segment income	$207	$42	NM	NM	$405	$103	294.8%	308.9%

(1) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

(2) Q2 2023 includes a one-time true-up of $27 million. Excluding the one-time true-up, deposits for Q2 decreased 13.0%, or 8.7% on a constant dollar basis.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

			As Adjusted				As Adjusted
Corporate
	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	YTD 2023	YTD 2022	Full Year 2022

Gross premiums written	$-	$-	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-	-	-
Loss and loss expenses (1)	61	11	88	74	191	72	201	363
Policy acquisition costs	-	-	-	-	-	-	-	-
Administrative expenses	95	97	121	91	90	192	173	385

Underwriting loss	(156)	(108)	(209)	(165)	(281)	(264)	(374)	(748)

Adjusted net investment income	6	13	9	11	10	19	21	41

Other income (expense) - operating	(5)	(24)	(12)	(10)	-	(29)	(8)	(30)

Adjusted interest expense	(170)	(165)	(159)	(156)	(139)	(335)	(276)	(591)
Amortization expense of purchased intangibles	(43)	(42)	(45)	(46)	(45)	(85)	(91)	(182)
Income tax expense	(479)	(406)	(350)	(316)	(382)	(885)	(714)	(1,380)

Core operating loss	(847)	(732)	(766)	(682)	(837)	(1,579)	(1,442)	(2,890)
Cigna integration expenses, net of tax	(9)	(19)	(18)	(18)	(2)	(28)	(2)	(38)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(4)	2	(6)	1	(5)	(2)	(14)	(19)

Adjusted net realized gains (losses), net of tax	(231)	182	(334)	(574)	(564)	(49)	(298)	(1,206)
Market risk benefits gains (losses), net of tax	(7)	(115)	(5)	69	(33)	(122)	16	80

Net loss	$(1,098)	$(682)	$(1,129)	$(1,204)	$(1,441)	$(1,780)	$(1,740)	$(4,073)

Unfavorable prior period development (PPD) - pre-tax (1)	$60	$10	$87	$73	$191	$70	$199	$359

(1) Q2 2023 includes $49 million of net unfavorable PPD for molestation claims, compared with $155 million prior year for molestation claims related to reviver statute.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2021	$72,330	$16,132	$56,198
Losses and loss expenses incurred	5,991	1,427	4,564
Losses and loss expenses paid	(5,071)	(909)	(4,162)	91%
Other (incl. foreign exch. revaluation)	(54)	(57)	3

Balance at March 31, 2022	$73,196	$16,593	$56,603
Losses and loss expenses incurred	6,485	1,279	5,206
Losses and loss expenses paid	(5,445)	(1,160)	(4,285)	82%
Other (incl. foreign exch. revaluation)	(788)	(208)	(580)

Balance at June 30, 2022	$73,448	$16,504	$56,944
Losses and loss expenses incurred	9,602	2,539	7,063
Losses and loss expenses paid	(6,769)	(1,488)	(5,281)	75%
Other (incl. foreign exch. revaluation)	(945)	(242)	(703)

Balance at September 30, 2022	$75,336	$17,313	$58,023
Losses and loss expenses incurred	7,346	1,607	5,739
Losses and loss expenses paid	(7,885)	(2,076)	(5,809)	101%
Other (incl. foreign exch. revaluation)	950	242	708

Balance at December 31, 2022	$75,747	$17,086	$58,661
Losses and loss expenses incurred	6,306	1,158	5,148
Losses and loss expenses paid	(6,315)	(1,599)	(4,716)	92%
Other (incl. foreign exch. revaluation)	(321)	(125)	(196)

Balance at March 31, 2023	$75,417	$16,520	$58,897
Losses and loss expenses incurred	7,174	1,491	5,683
Losses and loss expenses paid	(6,595)	(1,520)	(5,075)	89%
Other (incl. foreign exch. revaluation)	484	117	367

Balance at June 30, 2023	$76,480	$16,608	$59,872
Add net recoverable on paid losses	-	1,790	(1,790)

Balance including net recoverable on paid losses	$76,480	$18,398	$58,082

*2021 and 2022 financial data are adjusted for LDTI.

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division			As Adjusted
	June 30	March 31	December 31
	2023	2023	2022
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,382	$1,350	$1,545

Brandywine and Other Run-off	463	328	290

Total	$1,845	$1,678	$1,835

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$15,779	$15,541	$16,025

Brandywine and Other Run-off	1,135	1,273	1,350

Total	$16,914	$16,814	$17,375

Gross reinsurance recoverable

Active operations	$17,161	$16,891	$17,570

Brandywine and Other Run-off	1,598	1,601	1,640

Total	$18,759	$18,492	$19,210

Provision for uncollectible reinsurance (1)

Active operations	$(235)	$(228)	$(223)

Brandywine and Other Run-off	(126)	(123)	(128)

Total	$(361)	$(351)	$(351)

Net reinsurance recoverable

Active operations	$16,926	$16,663	$17,347

Brandywine and Other Run-off	1,472	1,478	1,512

Total	$18,398	$18,141	$18,859

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $4.2 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30		March 31		December 31
	2023		2023		2022
Market Value

Fixed maturities available for sale (1)	$96,789		$88,364		$85,220

Fixed maturities held to maturity (1)	-		8,109		8,439

Short-term investments	4,097		3,693		4,960

Total fixed maturities	$100,886		$100,166		$98,619

Asset Allocation by Market Value

U.S. Treasury / Agency	$3,744	4%	$4,019	4%	$3,996	4%

Corporate and asset-backed securities	40,177	40%	40,036	40%	38,535	40%

Mortgage-backed securities	17,972	18%	17,384	17%	17,202	17%

Municipal	5,194	5%	6,606	7%	6,964	7%

Non-U.S.	29,702	29%	28,428	28%	26,962	27%

Short-term investments	4,097	4%	3,693	4%	4,960	5%

Total fixed maturities	$100,886	100%	$100,166	100%	$98,619	100%

Credit Quality by Market Value

AAA	$13,916	14%	$13,679	14%	$14,779	15%

AA	31,109	31%	31,505	32%	31,195	32%

A	19,233	19%	18,971	19%	18,366	19%

BBB	18,040	18%	17,837	18%	16,802	17%

BB	9,882	9%	9,245	9%	8,722	9%

B	8,191	8%	8,465	8%	8,347	8%

Other	515	1%	464	0%	408	0%

Total fixed maturities	$100,886	100%	$100,166	100%	$98,619	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$104,031		$94,541		$93,186

Fixed maturities held to maturity	-		8,425		8,848

Short-term investments	4,099		3,695		4,962

Subtotal fixed maturities (2)	108,130		106,661		106,996

Equity securities	1,043		942		827

Other investments	14,707		14,192		13,696

Total investment portfolio	$123,880		$121,795		$121,519

Avg. duration of fixed maturities	4.6 years		4.7 years		4.5 years

Avg. market yield of fixed maturities	5.8%		5.5%		5.6%

Avg. credit quality	A/A		A/A		A/A

Avg. yield on invested assets (3)	4.0%		3.8%		3.6%

(1) The held-to-maturity portfolio was reclassified as available-for-sale effective June 30, 2023 to increase flexibility to execute on the company’s investment strategy.

(2) Net of valuation allowance for expected credit losses.

(3) Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at June 30, 2023

Agency residential mortgage-backed securities (RMBS)	$7	$15,051	$-	$-	$-	$15,058

Non-agency RMBS	576	51	48	28	7	710

Commercial mortgage-backed securities	1,890	173	128	13	-	2,204

Total mortgage-backed securities at market value	$2,473	$15,275	$176	$41	$7	$17,972

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2023	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total

Asset-backed	$4,758	$903	$61	$59	$5,781

Banks	-	1	2,539	1,868	4,408

Basic Materials	-	-	92	266	358

Communications	-	197	375	1,271	1,843

Consumer, Cyclical	-	137	487	768	1,392

Consumer, Non-Cyclical	37	452	1,839	1,622	3,950

Diversified Financial Services	1	131	432	392	956

Energy	-	69	249	911	1,229

Industrial	-	10	765	854	1,629

Utilities	137	2	951	786	1,876

All Others	143	342	1,530	1,912	3,927

Total	$5,076	$2,244	$9,320	$10,709	$27,349

Market Value at June 30, 2023		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total

Asset-backed		$23	$35	$1	$59
Banks		-	-	-	-
Basic Materials		353	211	29	593
Communications		735	862	73	1,670
Consumer, Cyclical		1,235	1,186	30	2,451
Consumer, Non-Cyclical		1,095	1,242	64	2,401
Diversified Financial Services		224	240	9	473
Energy		692	367	2	1,061
Industrial		798	824	38	1,660
Utilities		213	111	-	324
All Others		966	1,118	52	2,136

Total		$6,334	$6,196	$298	$12,828

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2023

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,681	$-	$-	$-	$1,681

Taiwan	-	987	-	-	-	987

Canada	945	-	-	-	-	945

Federative Republic of Brazil	-	-	-	-	649	649

United Mexican States	-	-	-	610	-	610

Province of Ontario	-	-	589	-	-	589

Kingdom of Thailand	-	-	548	-	-	548

Socialist Republic of Vietnam	-	-	-	-	496	496

Commonwealth of Australia	464	-	-	-	-	464

United Kingdom	-	401	-	-	-	401

Other Non-U.S. Government Securities	484	2,046	922	769	866	5,087

Total	$1,893	$5,115	$2,059	$1,379	$2,011	$12,457

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$39	$28	$836	$976	$530	$2,409

Canada	98	91	791	580	397	1,957

South Korea	-	501	406	542	7	1,456

United States (1)	-	15	210	318	764	1,307

France	5	40	687	389	106	1,227

Australia	65	246	317	381	19	1,028

Japan	-	-	600	133	16	749

Netherlands	51	-	288	88	122	549

Germany	56	34	120	255	51	516

Switzerland	54	16	397	6	15	488

Other Non-U.S. Corporate Securities	241	414	1,562	1,951	1,391	5,559

Total	$609	$1,385	$6,214	$5,619	$3,418	$17,245

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2023	Market Value	Rating

1	Bank of America Corp	$762	A-

2	JP Morgan Chase & Co	664	A-

3	Morgan Stanley	663	A-

4	Wells Fargo & Co	588	BBB+

5	Citigroup Inc	515	BBB+

6	Goldman Sachs Group Inc	512	BBB+

7	UBS Group AG	386	A-

8	HSBC Holdings Plc	375	A-

9	Verizon Communications Inc	364	BBB+

10	AT&T Inc	363	BBB

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(162)	$33	$(129)	$(1,194)	$44	$(1,150)	$(1,356)	$77	$(1,279)
Public equity:
Realized gains (losses) on sales	2	(1)	1	-	-	-	2	(1)	1
Mark-to-market	26	(3)	23	-	-	-	26	(3)	23
Private equity: Mark-to-market	17	12	29	-	-	-	17	12	29

Total investment portfolio	(117)	41	(76)	(1,194)	44	(1,150)	(1,311)	85	(1,226)
Foreign exchange	(186)	44	(142)	215	1	216	29	45	74
Partially-owned entities (2)	(6)	1	(5)	-	-	-	(6)	1	(5)
Current discount rate on future policy benefits	-	-	-	(35)	(7)	(42)	(35)	(7)	(42)
Instrument-specific credit risk - market risk benefits	-	-	-	11	-	11	11	-	11
Other	(9)	1	(8)	48	(10)	38	39	(9)	30

Net gains (losses)	$(318)	$87	$(231)	$(955)	$28	$(927)	$(1,273)	$115	$(1,158)

(1) The quarter includes pre-tax realized losses on investment derivatives of $55 million, a net decrease of the valuation allowance of expected credit losses of $8 million, and impairments of $19 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	As Adjusted
	Three months ended June 30, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(523)	$101	$(422)	$(4,344)	$215	$(4,129)	$(4,867)	$316	$(4,551)
Public equity:
Realized gains (losses) on sales	163	(34)	129	-	-	-	163	(34)	129
Mark-to-market	(426)	81	(345)	-	-	-	(426)	81	(345)
Private equity: Mark-to-market	(130)	(14)	(144)	-	-	-	(130)	(14)	(144)

Total investment portfolio	(916)	134	(782)	(4,344)	215	(4,129)	(5,260)	349	(4,911)
Foreign exchange	270	(48)	222	(756)	31	(725)	(486)	(17)	(503)
Partially-owned entities (4)	(4)	-	(4)	-	-	-	(4)	-	(4)
Current discount rate on future policy benefits	-	-	-	632	(62)	570	632	(62)	570
Instrument-specific credit risk - market risk benefits	-	-	-	17	-	17	17	-	17
Other	-	-	-	5	(1)	4	5	(1)	4

Net gains (losses)	$(650)	$86	$(564)	$(4,446)	$183	$(4,263)	$(5,096)	$269	$(4,827)

(3) The quarter includes pre-tax realized losses on fixed income derivatives of $81 million, a net increase of the valuation allowance of expected credit losses of $51 million, and impairments of $53 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2023

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(388)	$59	$(329)	$592	$(122)	$470	$204	$(63)	$141
Public equity:
Realized gains (losses) on sales	(3)	-	(3)	-	-	-	(3)	-	(3)
Mark-to-market	42	(5)	37	-	-	-	42	(5)	37
Private equity: Mark-to-market	274	23	297	-	-	-	274	23	297

Total investment portfolio	(75)	77	2	592	(122)	470	517	(45)	472
Foreign exchange	(55)	26	(29)	38	8	46	(17)	34	17
Partially-owned entities (2)	(10)	1	(9)	-	-	-	(10)	1	(9)
Current discount rate on future policy benefits	-	-	-	(186)	14	(172)	(186)	14	(172)
Instrument-specific credit risk - market risk benefits	-	-	-	8	-	8	8	-	8
Other	(16)	3	(13)	15	(4)	11	(1)	(1)	(2)

Net gains (losses)	$(156)	$107	$(49)	$467	$(104)	$363	$311	$3	$314

(1) Year to date includes pre-tax realized losses on investment derivatives of $101 million, a net decrease of the valuation allowance of expected credit losses of $10 million, and impairments of $44 million for fixed maturities.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	As Adjusted
	Six months ended June 30, 2022

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(612)	$123	$(489)	$(8,996)	$1,027	$(7,969)	$(9,608)	$1,150	$(8,458)
Public equity:
Realized gains (losses) on sales	418	(91)	327	-	-	-	418	(91)	327
Mark-to-market	(625)	117	(508)	-	-	-	(625)	117	(508)
Private equity: Mark-to-market	180	(20)	160	-	-	-	180	(20)	160

Total investment portfolio	(639)	129	(510)	(8,996)	1,027	(7,969)	(9,635)	1,156	(8,479)
Foreign exchange	344	(67)	277	(689)	35	(654)	(345)	(32)	(377)
Partially-owned entities (4)	8	-	8	-	-	-	8	-	8
Current discount rate on future policy benefits	-	-	-	1,067	(95)	972	1,067	(95)	972
Instrument-specific credit risk - market risk benefits	-	-	-	40	-	40	40	-	40
Other	(74)	1	(73)	24	(5)	19	(50)	(4)	(54)

Net gains (losses)	$(361)	$63	$(298)	$(8,554)	$962	$(7,592)	$(8,915)	$1,025	$(7,890)

(3) Year to date includes pre-tax realized losses on fixed income derivatives of $34 million, a net increase of the valuation allowance of expected credit losses of $63 million, and impairments of $89 million for fixed maturities.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

			As Adjusted
	June 30	March 31	December 31	December 31
	2023	2023	2022	2021

Financial Debt:

Total short-term debt (1)	$699	$-	$475	$999

Total long-term debt (1)	13,782	14,375	14,402	15,169

Total financial debt	$14,481	$14,375	$14,877	$16,168

Hybrid debt:

Total trust preferred securities	308	308	308	308

Total	$14,789	$14,683	$15,185	$16,476

Capitalization:

Shareholders’ equity	$52,875	$52,987	$50,519	$58,328

Hybrid debt	308	308	308	308

Financial debt	14,481	14,375	14,877	16,168

Total capitalization	$67,664	$67,670	$65,704	$74,804

Leverage ratios (based on total capital):

Hybrid debt	0.5%	0.5%	0.5%	0.4%

Financial debt	21.4%	21.2%	22.6%	21.6%

Total hybrid & financial debt	21.9%	21.7%	23.1%	22.0%

Note: As of June 30, 2023, there was $1.4 billion usage of credit facilities on total capacity of $4.0 billion.

(1) During Q2 2023, the $700 million 3.35% senior notes due to mature in May 2024 were reclassified to short-term debt.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

		As Adjusted		As Adjusted
	Three months ended June 30		Six months ended June 30
	2023	2022	2023	2022

Numerator
Core operating income to common shares	$2,044	$1,794	$3,886	$3,441
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	(9)	5	(20)
Tax (expense) benefit on amortization adjustment	(6)	4	(7)	6
Cigna integration expenses, pre-tax	(15)	(3)	(37)	(3)
Tax benefit on Cigna integration expenses	6	1	9	1
Adjusted net realized gains (losses), pre-tax	(318)	(650)	(156)	(361)
Tax (expense) benefit on adjusted net realized gains (losses)	87	86	107	63
Market risk benefits gains (losses), pre- and after-tax	(7)	(33)	(122)	16

Net income	$1,793	$1,190	$3,685	$3,143

Rollforward of Common Shares Outstanding
Shares - beginning of period	414,158,680	423,675,327	414,594,856	426,572,612
Repurchase of shares	(3,674,300)	(5,476,300)	(5,684,700)	(10,346,200)
Shares issued (canceled), excluding option exercises	46,820	29,120	1,152,633	1,020,892
Issued for option exercises	160,154	245,940	628,565	1,226,783

Shares - end of period	410,691,354	418,474,087	410,691,354	418,474,087

Denominator
Weighted average shares outstanding (1)	412,487,400	421,624,660	413,383,304	423,703,328
Effect of other dilutive securities	3,084,476	3,793,686	3,387,233	3,982,116

Adj. wtd. avg. shares outstanding and assumed conversions	415,571,876	425,418,346	416,770,537	427,685,444

Basic earnings per share
Core operating income	$4.96	$4.26	$9.40	$8.12
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.01)	-	(0.03)
Cigna integration expenses, net of tax	(0.02)	(0.01)	(0.07)	(0.01)
Adjusted net realized gains (losses), net of tax	(0.56)	(1.34)	(0.12)	(0.70)
Market risk benefits gains (losses), net of tax	(0.02)	(0.08)	(0.29)	0.04

Net income	$4.35	$2.82	$8.92	$7.42

Diluted earnings per share
Core operating income	$4.92	$4.22	$9.32	$8.05
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.01)	-	(0.03)
Cigna integration expenses, net of tax	(0.02)	(0.01)	(0.07)	(0.01)
Adjusted net realized gains (losses), net of tax	(0.55)	(1.32)	(0.12)	(0.70)
Market risk benefits gains (losses), net of tax	(0.02)	(0.08)	(0.29)	0.04

Net income	$4.32	$2.80	$8.84	$7.35

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

			As Adjusted
	June 30	March 31	December 31	June 30
	2023	2023	2022	2022

Shareholders’ equity	$52,875	$52,987	$50,519	$51,268
Less: goodwill and other intangible assets, net of tax	20,442	20,333	20,455	19,146

Numerator for tangible book value per share	$32,433	$32,654	$30,064	$32,122

Book value - % change over prior quarter	-0.2%	4.9%	6.0%	-8.0%
Tangible book value - % change over prior quarter	-0.7%	8.6%	8.8%	-11.4%

Denominator: shares outstanding	410,691,354	414,158,680	414,594,856	418,474,087

Book value per common share	$128.75	$127.94	$121.85	$122.51
Tangible book value per common share	$78.97	$78.84	$72.51	$76.76

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$52,987	$50,519	$47,675	$55,716

Core operating income	2,044	1,842	1,674	1,794

Amortization of fair value adjustment of acquired invested assets and long-term debt	(4)	2	(6)	(5)

Cigna integration expenses	(9)	(19)	(18)	(2)

Adjusted net realized gains (losses) (1)	(231)	182	(334)	(564)

Market risk benefits gains (losses)	(7)	(115)	(5)	(33)

Net unrealized gains (losses) on investments	(1,150)	1,620	1,332	(4,129)

Repurchase of shares	(724)	(428)	(199)	(1,129)

Dividend declared on common shares	(354)	(344)	(345)	(348)

Cumulative translation gains (losses)	216	(170)	737	(725)

Postretirement benefit liability	(1)	(1)	(36)	4

Current discount rate on future policy benefits	(42)	(130)	(70)	570

Instrument-specific credit risk - market risk benefits	11	(3)	(15)	17

Other (2)	139	32	129	102

	$52,875	$52,987	$50,519	$51,268

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, income tax expense, adjusted net realized gains (losses), and market risk benefit gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisitions of The Chubb Corporation (Chubb Corp) and Cigna business in Asia, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and adjusted policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), Cigna integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition and Cigna business. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefit gains (losses) because the amounts of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt, related to the Chubb Corp acquisition and Cigna business, due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses due to the size and complexity of this acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the ongoing activities of the individual segments and are therefore excluded from our definition of segment income as well. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt and Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share is shareholders’ equity divided by the shares outstanding. Tangible book value per common share is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate			As Adjusted				As Adjusted
The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						YTD	YTD	Full Year
	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	2023	2022	2022
Tax expense, as reported	$392	$384	$332	$263	$291	$776	$644	$1,239
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	6	1	6	(1)	(4)	7	(6)	(1)
Less: tax benefit on Cigna integration expenses	(6)	(3)	(4)	(5)	(1)	(9)	(1)	(10)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(87)	(20)	(20)	(47)	(86)	(107)	(63)	(130)

Tax expense, adjusted	$479	$406	$350	$316	$382	$885	$714	$1,380

Income before tax, as reported	$2,185	$2,276	$1,643	$1,055	$1,481	$4,461	$3,787	$6,485
Less: amortization of fair value of acquired invested assets and debt	2	3	-	-	(9)	5	(20)	(20)
Less: Cigna integration expenses	(15)	(22)	(22)	(23)	(3)	(37)	(3)	(48)
Less: adjusted realized gains (losses)	(309)	(76)	(147)	(437)	(512)	(385)	(490)	(1,074)
Less: realized gains (losses) related to unconsolidated entities	(9)	238	(207)	(184)	(138)	229	129	(262)
Less: market risk benefits gains (losses)	(7)	(115)	(5)	69	(33)	(122)	16	80

Core operating income before tax	$2,523	$2,248	$2,024	$1,630	$2,176	$4,771	$4,155	$7,809

Effective tax rate	17.9%	16.9%	20.2%	24.9%	19.6%	17.4%	17.0%	19.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	-0.2%	0.0%	-0.3%	0.1%	0.1%	-0.1%	0.1%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	1.3%	2.2%	-2.6%	-6.4%	-1.9%	1.7%	0.0%	-1.6%
Adjustment for tax impact of market risk benefits gains (losses)	-0.1%	-1.0%	0.0%	0.8%	-0.3%	-0.5%	0.1%	0.2%

Core operating effective tax rate	19.0%	18.1%	17.3%	19.4%	17.5%	18.5%	17.2%	17.7%

Core operating income			As Adjusted				As Adjusted
The following table presents the reconciliation of Net income to Core operating income:						YTD	YTD	Full Year
	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	2023	2022	2022
Net income, as reported	$1,793	$1,892	$1,311	$792	$1,190	$3,685	$3,143	$5,246
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	2	3	-	-	(9)	5	(20)	(20)
Tax (expense) benefit on amortization adjustment	(6)	(1)	(6)	1	4	(7)	6	1
Cigna integration expenses, pre-tax	(15)	(22)	(22)	(23)	(3)	(37)	(3)	(48)
Tax benefit on Cigna integration expenses	6	3	4	5	1	9	1	10
Adjusted realized gains (losses), pre-tax	(309)	(76)	(147)	(437)	(512)	(385)	(490)	(1,074)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(9)	238	(207)	(184)	(138)	229	129	(262)
Tax (expense) benefit on adjusted net realized gains (losses)	87	20	20	47	86	107	63	130
Market risk benefits gains (losses), pre- and after-tax	(7)	(115)	(5)	69	(33)	(122)	16	80

Core operating income	$2,044	$1,842	$1,674	$1,314	$1,794	$3,886	$3,441	$6,429

Catastrophe losses - after-tax	$319	$382	$323	$949	$241	$701	$531	$1,803
Favorable prior period development (PPD) - after-tax	$(155)	$(149)	$(167)	$(162)	$(205)	$(304)	$(400)	$(729)

Core operating income per share	$4.92	$4.41	$4.00	$3.13	$4.22	$9.32	$8.05	$15.18
Impact of Cats on Core operating income per share - Unfavorable	$(0.77)	$(0.91)	$(0.77)	$(2.25)	$(0.55)	$(1.69)	$(1.24)	$(4.26)
Impact of PPD on Core operating income per share - Favorable	$0.37	$0.36	$0.40	$0.37	$0.47	$0.73	$0.94	$1.72
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(0.40)	$(0.55)	$(0.37)	$(1.88)	$(0.08)	$(0.96)	$(0.30)	$(2.54)

P&C Underwriting income and P&C CAY underwriting income ex Cats			As Adjusted				As Adjusted
The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:						YTD	YTD	Full Year
	2Q-23	1Q-23	4Q-22	3Q-22	2Q-22	2023	2022	2022
Net income, as reported	$1,793	$1,892	$1,311	$792	$1,190	$3,685	$3,143	$5,246
Less: Income tax expense	(392)	(384)	(332)	(263)	(291)	(776)	(644)	(1,239)
Amortization expense of purchased intangibles	(70)	(72)	(74)	(69)	(71)	(142)	(142)	(285)
Other income (expense)	100	296	(98)	(202)	(101)	396	211	(89)
Interest expense	(165)	(160)	(154)	(150)	(134)	(325)	(266)	(570)
Net investment income	1,145	1,107	1,053	979	888	2,252	1,710	3,742
Net realized gains (losses)	(304)	(77)	(149)	(456)	(503)	(381)	(480)	(1,085)
Market risk benefits gains (losses)	(7)	(115)	(5)	69	(33)	(122)	16	80
Cigna integration expenses	(15)	(22)	(22)	(23)	(3)	(37)	(3)	(48)
Life Insurance underlying income (loss) (2)	81	105	(31)	178	6	186	27	174
Add: Realized gains (losses) on crop derivatives	5	(1)	(2)	(19)	9	4	10	(11)

P&C underwriting income	$1,425	$1,213	$1,121	$710	$1,441	$2,638	$2,724	$4,555
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	400	458	400	1,158	291	858	624	2,182
Favorable prior period development (PPD) - pre-tax	(200)	(196)	(167)	(222)	(247)	(396)	(487)	(876)

P&C CAY underwriting income ex Cats	$1,625	$1,475	$1,354	$1,646	$1,485	$3,100	$2,861	$5,861

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

		As Adjusted		As Adjusted
			YTD	YTD	Full Year
	2Q-23	2Q-22	2023	2022	2022
Net income	$1,793	$1,190	$3,685	$3,143	$5,246
Core operating income	$2,044	$1,794	$3,886	$3,441	$6,429

Equity - beginning of period, as reported	$52,987	$55,716	$50,519	$58,328	$58,328
Less: unrealized gains (losses) on investments, net of deferred tax	(5,659)	(1,584)	(7,279)	2,256	2,256
Less: changes in current discount rate on FPB, net of deferred tax	(205)	(997)	(75)	(1,399)	(1,399)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(27)	(34)	(24)	(57)	(57)

Equity - beginning of period, as adjusted	$58,878	$58,331	$57,897	$57,528	$57,528

Less: goodwill and other intangible assets, net of tax	20,333	$19,443	20,455	19,456	19,456

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$38,545	$38,888	$37,442	$38,072	$38,072

Equity - end of period, as reported	$52,875	$51,268	$52,875	$51,268	$50,519
Less: unrealized gains (losses) on investments, net of deferred tax	(6,809)	(5,713)	(6,809)	(5,713)	(7,279)
Less: changes in current discount rate on FPB, net of deferred tax	(247)	(427)	(247)	(427)	(75)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(16)	(17)	(16)	(17)	(24)

Equity - end of period, as adjusted	$59,947	$57,425	$59,947	$57,425	$57,897

Less: goodwill and other intangible assets, net of tax	20,442	19,146	20,442	19,146	20,455

Equity - end of period, as adjusted ex goodwill and other intangible assets	$39,505	$38,279	$39,505	$38,279	$37,442

Weighted average equity, as reported	$52,931	$53,492	$51,697	$54,798	$54,424
Weighted average equity, as adjusted	$59,413	$57,878	$58,922	$57,477	$57,713
Weighted average equity, as adjusted ex goodwill and other intangible assets	$39,025	$38,584	$38,474	$38,176	$37,757
ROE	13.6%	8.9%	14.3%	11.5%	9.6%
Core operating ROTE	21.0%	18.6%	20.2%	18.0%	17.0%
Core operating ROE	13.8%	12.4%	13.2%	12.0%	11.1%
Private equities realized gains (losses), after-tax (1)	$29	$(144)	$297	$160	$(274)
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	0.2 pts	-1.0 pt	1.0 pt	0.6 pts	-0.4 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
			As Adjusted
	June 30 2023	March 31 2023	December 31 2022	QTD % Change	YTD % Change
Book value	$52,875	$52,987	$50,519
Less: AOCI	(9,822)	(8,895)	(10,185)

Book value excluding AOCI	62,697	61,882	60,704
Tangible book value	32,433	32,654	30,064
Less: Tangible AOCI	(9,059)	(7,941)	(9,279)

Tangible book value excluding tangible AOCI	$41,492	$40,595	$39,343

Denominator: shares outstanding	410,691,354	414,158,680	414,594,856

Book value per share excluding AOCI	$152.66	$149.42	$146.42	2.2%	4.3%
Tangible book value per share excluding tangible AOCI	$101.03	$98.02	$94.90	3.1%	6.5%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q2 2023		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,871	$846	$512	$1,404	$91	$61	$5,785
Realized (gains) losses on crop derivatives		-	-	(5)	-	-	-	(5)

Adjusted losses and loss expenses/policy benefits	A	$2,871	$846	$507	$1,404	$91	$61	$5,780

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(231)	(147)	5	(26)	(1)	-	(400)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(231)	(147)	5	(26)	(1)	-	(400)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		146	33	3	61	17	(60)	200
Net premiums earned adjustments on PPD - unfavorable (favorable)		12	-	(2)	-	-	-	10
Expense adjustments - unfavorable (favorable)		4	-	-	-	-	-	4
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	6	-	6

PPD, gross of related adjustments - favorable (unfavorable)		162	33	1	61	23	(60)	220

CAY loss and loss expense ex Cats	B	$2,802	$732	$513	$1,439	$113	$1	$5,600

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$930	$361	$40	$1,038	$74	$95	$2,538
Expense adjustments - favorable (unfavorable)		(4)	-	-	-	-	-	(4)

Policy acquisition costs and administrative expenses, adjusted	D	$926	$361	$40	$1,038	$74	$95	$2,534

Denominator
Net premiums earned	E	$4,606	$1,357	$635	$2,908	$237		$9,743
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		12	-	(2)	-	-		10
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	6		6

Net premiums earned excluding adjustments	F	$4,618	$1,357	$633	$2,908	$243		$9,759

P&C combined ratio
Loss and loss expense ratio	A/E	62.3%	62.4%	79.7%	48.3%	38.7%		59.3%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	26.5%	6.5%	35.7%	30.9%		26.1%

P&C combined ratio		82.5%	88.9%	86.2%	84.0%	69.6%		85.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.7%	54.0%	80.9%	49.5%	46.7%		57.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.0%	26.5%	6.5%	35.7%	30.1%		25.9%

CAY P&C combined ratio ex Cats		80.7%	80.5%	87.4%	85.2%	76.8%		83.3%

Combined ratio
Combined ratio								85.4%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2023		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses

Losses and loss expenses/policy benefits		$5,600	$1,734	$651	$2,751	$203	$72	$11,011
Realized (gains) losses on crop derivatives		-	-	(4)	-	-	-	(4)

Adjusted losses and loss expenses/policy benefits	A	$5,600	$1,734	$647	$2,751	$203	$72	$11,007

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(393)	(306)	(19)	(139)	(1)	-	(858)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(393)	(306)	(19)	(139)	(1)	-	(858)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		218	16	3	204	25	(70)	396
Net premiums earned adjustments on PPD - unfavorable (favorable)		12	-	(2)	-	-	-	10
Expense adjustments - unfavorable (favorable)		7	-	-	-	-	-	7
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	6	-	5

PPD, gross of related adjustments - favorable (unfavorable)		237	15	1	204	31	(70)	418

CAY loss and loss expense ex Cats	B	$5,444	$1,443	$629	$2,816	$233	$2	$10,567

Policy acquisition costs and administrative expenses

Policy acquisition costs and administrative expenses	C	$1,838	$712	$58	$2,031	$145	$192	$4,976
Expense adjustments - favorable (unfavorable)		(7)	-	-	-	-	-	(7)

Policy acquisition costs and administrative expenses, adjusted	D	$1,831	$712	$58	$2,031	$145	$192	$4,969

Denominator
Net premiums earned	E	$8,975	$2,677	$794	$5,694	$481		$18,621

Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		12	-	(2)	-	-		10
PPD reinstatement premiums - unfavorable (favorable)		-	(1)	-	-	6		5

Net premiums earned excluding adjustments	F	$8,987	$2,676	$792	$5,694	$487		$18,636

P&C combined ratio

Loss and loss expense ratio	A/E	62.4%	64.8%	81.5%	48.3%	42.3%		59.1%
Policy acquisition cost and administrative expense ratio	C/E	20.5%	26.6%	7.3%	35.7%	30.1%		26.7%

P&C combined ratio		82.9%	91.4%	88.8%	84.0%	72.4%		85.8%

CAY P&C combined ratio ex Cats

Loss and loss expense ratio, adjusted	B/F	60.6%	53.9%	79.4%	49.5%	47.8%		56.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.3%	26.6%	7.3%	35.6%	29.8%		26.7%

CAY P&C combined ratio ex Cats		80.9%	80.5%	86.7%	85.1%	77.6%		83.4%

Combined ratio

Combined ratio								85.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								85.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q2 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$2,446	$773	$487	$1,224	$139	$191	$5,260
Realized (gains) losses on crop derivatives		-	-	(9)	-	-	-	(9)

Adjusted losses and loss expenses/policy benefits	A	$2,446	$773	$478	$1,224	$139	$191	$5,251

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(124)	(95)	(21)	(49)	(2)	-	(291)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(124)	(95)	(21)	(49)	(2)	-	(291)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		287	3	-	173	(25)	(191)	247
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	-	-	-	-	-	3
Expense adjustments - unfavorable (favorable)		(1)	-	-	-	-	-	(1)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(3)	-	(3)

PPD, gross of related adjustments - favorable (unfavorable)		289	3	-	173	(28)	(191)	246

CAY loss and loss expense ex Cats	B	$2,611	$681	$457	$1,348	$109	$-	$5,206

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$822	$331	$33	$975	$67	$90	$2,318
Expense adjustments - favorable (unfavorable)		1	-	-	-	-	-	1

Policy acquisition costs and administrative expenses, adjusted	D	$823	$331	$33	$975	$67	$90	$2,319

Denominator
Net premiums earned	E	$4,248	$1,271	$573	$2,696	$222		$9,010
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	-	-	-	-		3
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(3)		(3)

Net premiums earned excluding adjustments	F	$4,251	$1,271	$573	$2,696	$219		$9,010

P&C combined ratio
Loss and loss expense ratio	A/E	57.6%	60.8%	83.3%	45.4%	62.6%		58.3%
Policy acquisition cost and administrative expense ratio	C/E	19.3%	26.1%	5.8%	36.2%	30.2%		25.7%

P&C combined ratio		76.9%	86.9%	89.1%	81.6%	92.8%		84.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.4%	53.6%	79.6%	50.0%	49.7%		57.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.4%	26.1%	5.8%	36.2%	30.7%		25.7%

CAY P&C combined ratio ex Cats		80.8%	79.7%	85.4%	86.2%	80.4%		83.5%

Combined ratio
Combined ratio								84.1%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								84.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2022		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$4,943	$1,486	$396	$2,613	$254	$201	$9,893
Realized (gains) losses on crop derivatives		-	-	(10)	-	-	-	(10)

Adjusted losses and loss expenses	A	$4,943	$1,486	$386	$2,613	$254	$201	$9,883

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(205)	(195)	(21)	(200)	(3)	-	(624)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(205)	(195)	(21)	(200)	(3)	-	(624)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		395	54	26	233	(22)	(199)	487
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	-	159	-	-	-	162
Expense adjustments - unfavorable (favorable)		5	-	(1)	-	-	-	4
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		403	54	184	233	(24)	(199)	651

CAY loss and loss expense ex Cats	B	$5,141	$1,345	$549	$2,646	$227	$2	$9,910

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,660	$660	$44	$1,923	$138	$173	$4,598
Expense adjustments - favorable (unfavorable)		(5)	-	1	-	-	-	(4)

Policy acquisition costs and administrative expenses, adjusted	D	$1,655	$660	$45	$1,923	$138	$173	$4,594

Denominator
Net premiums earned	E	$8,362	$2,518	$544	$5,324	$457		$17,205
Net premiums earned adjustments on PPD - unfavorable (favorable)		3	-	159	-	-		162
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$8,365	$2,518	$703	$5,324	$455		$17,365

P&C combined ratio
Loss and loss expense ratio	A/E	59.1%	59.0%	70.9%	49.1%	55.5%		57.4%
Policy acquisition cost and administrative expense ratio	C/E	19.9%	26.2%	8.1%	36.1%	30.2%		26.8%

P&C combined ratio		79.0%	85.2%	79.0%	85.2%	85.7%		84.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%	53.4%	77.9%	49.7%	49.8%		57.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.7%	26.3%	6.4%	36.1%	30.3%		26.4%

CAY P&C combined ratio ex Cats		81.2%	79.7%	84.3%	85.8%	80.1%		83.5%

Combined ratio
Combined ratio								84.3%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								84.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Accounting Adoption

(in millions of U.S. dollars, except per share data)

New U.S. GAAP Accounting Standard Adopted in 2023

The company adopted the Long Duration Targeted Improvements (LDTI) standard applicable to its long-duration contracts, as required, on January 1, 2023, with a transition date of January 1, 2021. The company applied the modified retrospective transition method relating to its future policy benefits liabilities, and the associated deferred policy acquisition costs (DAC), and applied the retrospective basis to its liabilities for market risk benefits (MRB).

This financial supplement adjusts previously reported financial information for the quarters and years ended 2021 and 2022 for the implementation of LDTI. This guidance primarily impacted the company’s Life Insurance segment results, with key impacts to book value and net income reflecting the following provisions of the guidance:

1. Future policy benefits (FPB) - an annual review of cash flow assumptions used to measure the FPB, and periodic updates for historical experience, with updates recorded within the income statement. Additionally, FPBs are discounted using an upper-medium grade fixed income instrument yield, updated quarterly, with related changes in discounting the liability recognized in other comprehensive income (OCI);

2. Market risk benefits (MRB) - Under LDTI, the company’s reinsurance programs covering variable annuity guarantees (principally guaranteed minimum death benefits and guaranteed minimum income benefits) meet the definition of market-risk benefits (MRB). MRBs are required to be carried at fair value and the changes in fair value are presented separately within the income statement, with the exception of changes in fair value due to the company’s own credit (or non-performance) risk, which are recognized in OCI; and

3. Deferred policy acquisition costs (DAC) - DAC is amortized on a constant-level basis, independent of profitability on the underlying business.

As Adjusted results: results for prior periods presented in this report are in accordance with the new guidance.

The following tables presents a summary of the impact of LDTI on our previously reported results:

Consolidated Balance Sheets (As Adjusted vs. Reported)	December 31 2022	December 31 2021	January 1 2021
Retained earnings	$(29)	$38	$53
AOCI	8	(1,424)	(1,803)

Total shareholders’ equity	$(21)	$(1,386)	$(1,750)

Book value per common share	$(0.05)	$(3.25)	$(3.89)

Statement of Operations (As Adjusted)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,311	$792	$1,190	$1,953	$5,246	$8,525
Core operating income	$1,674	$1,314	$1,794	$1,647	$6,429	$5,586
Life Insurance segment income	$182	$252	$106	$121	$661	$427

Diluted earnings per share:
Net income	$3.13	$1.89	$2.80	$4.55	$12.39	$19.24
Core operating income	$4.00	$3.13	$4.22	$3.83	$15.18	$12.60

Statement of Operations (Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$1,312	$812	$1,215	$1,974	$5,313	$8,539
Core operating income	$1,699	$1,331	$1,787	$1,640	$6,457	$5,569
Life Insurance segment income	$217	$271	$101	$115	$704	$418

Diluted earnings per share:
Net income	$3.13	$1.94	$2.86	$4.59	$12.55	$19.27
Core operating income	$4.05	$3.17	$4.20	$3.82	$15.24	$12.56

Statement of Operations (As Adjusted vs. Reported)	4Q-22	3Q-22	2Q-22	1Q-22	Full Year 2022	Full Year 2021
Net income	$(1)	$(20)	$(25)	$(21)	$(67)	$(14)
Core operating income	$(25)	$(17)	$7	$7	$(28)	$17
Life Insurance segment income	$(35)	$(19)	$5	$6	$(43)	$9

Diluted earnings per share:
Net income	$-	$(0.05)	$(0.06)	$(0.04)	$(0.16)	$(0.03)
Core operating income	$(0.05)	$(0.04)	$0.02	$0.01	$(0.06)	$0.04

Accounting Adoption	Page 36

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

NM: Not meaningful.

Glossary	Page 37